UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 13, 2014

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-170935	27-2448672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Unit 1503, 15/F, The Phoenix, 21-25 Luard, Wanchai, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (852) 21521223

905 Ventura Way, Mill Valley, CA  94941
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On October 25, 2013, Verde Resources, Inc. (“VRDR”) entered into an Assignment Agreement For The Assignment of Management Right in Merapoh Gold Mines in Malaysia (“Assignment Agreement”) with Federal Mining Resources Limited (“FMR”), a company incorporated under the laws of the British Virgin Islands.

FMR owns 85% equity interest in Champmark Sdn Bhd (“CSB”), a privately limited liability company incorporated in Malaysia. CSB is the Mining Contractor of the Mining Lease for Site IV-1 at the Merapoh Gold Mine under the Contract for Work with MMC Corporation Berhad, the Permit Holder of the Mining Lease.

Gold Billion Global Limited (“GBL”) was formed on February 7, 2013 by the Board of Directors of FMR to monitor the CSB operation. On July 1, 2013, FMR assigned its rights and obligation on CSB to GBL. According to ASC 810-05-08 A, CSB is a deemed subsidiary of GBL where GBL has control of the Board of Directors of CSB, rights to receive future benefits and residual value, and an obligation to absorb losses and provide finance for CSB. GBL has the power to direct the activities of CSB that most significantly impact CSB’s economic performance, and the obligation to absorb losses or receive benefits of CSB that could potentially be significant to CSB. GBL is the primary beneficiary of CSB because GBL can direct the activities of CSB through the common directors and as an 85% shareholder FMR. Under 810-23-42, 43, it is determined that CSB is de-facto agent of the principal GBL and so GBL will consolidate the financial statements of CSB from July 1, 2013.

Furthermore, under the terms of the Assignment Agreement, FMR will assign its management rights of CSB’s mining operation in the Mining Lease to GBL in exchange for 80,000,000 shares of the Company’s common stock. GBL and its deemed subsidiary become wholly-owned subsidiary and deemed a 85% subsidiary of the Company. The acquisition of 100% of the issued and outstanding capital stock of GBL was agreed upon on October 18, 2013, and completed on October 25, 2013 subject to the audit of GBL and the approval of the Board of Directors of FMR and GBL.

On February 17, 2014, the Company entered into a Supplementary Agreement to the Assignment Agreement and completed an acquisition of GBL pursuant to the Supplementary Agreement. The acquisition was a reverse acquisition in accordance with ASC 805-40 “Reverse Acquisitions”. The legal parent was VRDR, which was the accounting acquiree, while GBL was the accounting acquirer. There was a 15% non-controlling interest of CSB after the acquisition. This transaction was accounted for as a recapitalization effected by a share exchange, wherein GBL with its 85% deemed subsidiary CSB was considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

As a result of the acquisition, the Company holds 100% equity interest in GBL and 85% variable interest in CSB. Our consolidated subsidiaries include GBL being our wholly-owned subsidiary and 85% of CSB being a variable interest entity (VIE) and deemed subsidiary of GBL.

ITEM 4.01 Changes In Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

 a. On February 13, 2014, the Company dismissed the registered independent public accountant, Sadler, Gibb & Associates, CPAs LLC of Salt Lake City, Utah (“SGA”).

 b.   SGA’s report on the financial statements for the year ended June 30, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

 c.   Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period September 30, 2013, there have been no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SGA, would have caused them to make reference thereto in their report on the financial statements. Through the interim period February 13, 2014 (the date of dismissal of the former accountant), there have been no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SGA would have caused them to make reference thereto in their report on the financial statements.

d.     We have authorized SGA to respond fully to the inquiries of the successor accountant.

e.    The Company provided a copy of the foregoing disclosures to SGA prior to the date of the filing of this Report and requested that SGA furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (2) New Independent Accountants:

 a.   On February 13, 2014, the Company engaged Albert Wong & Co. CPAs (“AWC”) of Hong Kong, as its new registered independent public accountant. During the years ended June 30, 2013, and prior to February 13, 2014 (the date of the new engagement), we did not consult with AWC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by AWC, in either case where  written or oral advice provided by AWC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

(3) Appointment of Independent Accountants for Gold Billion Global Limited:

a.   On February 13, 2014, Albert Wong & Co. CPAs (“AWC”) of Hong Kong was appointed as the registered independent public accountant to audit the financial statements of Gold Billion Global Limited (“GBL”) as of October 25, 2013 and June 30, 2013. During the year ended June 30, 2013, and prior to February 13, 2014 (the date of the engagement), we consulted AWC regarding (i) the application of accounting principles to a specified transaction, and (ii) the type of audit opinion that might be rendered on the Company’s financial statements by AWC, in either case where written or oral advice provided by AWC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statement of Business Acquired

            Filed at the end of this Current Report are the audited financial statements of Gold Billion Global Limited and its subsidiary for the year ended June 30, 2013 and period ended October 25, 2013.

(b  (b)    Pro Forma Financial Information

Filed at the end of this Current Report are the pro forma financial information for the company and its subsidiaries concerning the acquisition.

(    (c)   Other Exhibits

The following exhibits are filed with this Form 8-K.

NUMBER       EXHIBIT

            10.1                 Supplementary Agreement to the Assignment Agreement For The Assignment of Management Right in Merapoh Gold Mines in Malaysia. (Filed herewith)

            10.2                 Management Agreement. (Filed herewith)

            10.3                 Debt Assignment. (Filed herewith)

            16.1                 Letter from Sadler, Gibb & Associates, CPAs LLC, dated February 20, 2014, regarding Change in Certifying Accountant. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Wu Ming Ding
Wu Ming Ding
President, and Director

Date: February 20, 2014

ALBERT WONG & CO.

CERTIFIED PUBILC ACCOUNTANTS

7th Floor, Nan Dao Commercial Building

359-361 Queen’s Road Central

Hong Kong

Tel : 852 2851 7954

Fax: 852 2545 4086

ALBERT WONG

B.Soc., Sc., ACA., LL.B., CPA(Practising)

To:  The Board of Directors and Stockholders of

        Gold Billion Global Limited

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheets of Gold Billion Global Limited and its subsidiaries as of October 25, 2013 and June 30, 2013 and the related consolidated statements of operations and comprehensive loss, changes in stockholders' deficit and cash flows for the periods then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gold Billion Global Limited as of October 25, 2013 and June 30, 2013 and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered losses from operations and has a capital deficiency that may raise doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Hong Kong

Albert Wong & Co.

February 20, 2014

Certified Public Accountants

Gold Billion Global Limited

Consolidated Balance Sheets

October 25, 2013 and June 30, 2013

	Note No.	October 25, 2013	June 30, 2013
Assets
Current assets:
Cash and cash equivalents	3	$18,506	$-
Accounts receivable		12,701	-
Due from Shareholder		-	1
Deposit		2,974	-
Inventories	4	19,814	-
Prepayment		-	-
Amount due from related companies		-	-
Total Current Assets		53,995	1

Non-current assets:
Property, plant and equipment	7	1,920,600	-

Total non-current assets		1,920,600
Total assets		$1,974,595	$1

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	6	$2,488,259	$-
Accrued expenses		329,272	31,603
Advanced from sub-contractor & related parties	6	468,280	-
Loans from banks	8	99,985	-
Other payable		2,280	-
Total Current Liabilities		3,388,076	31,603

Non-current liabilities:
Loans from banks (non-current)	8	$162,467	$-

Total non-current Liabilities		$162,467	$-
Total liabilities		$3,550,543	$31,603

Commitments and contingencies

Stockholders’ deficit:
Common stock, with no par value; 100,000 shares authorized; 1 and 1shares issued and outstanding at October 25 and June 30 2013, respectively	14	$1	$1
Additional paid in capital		-	-
Accumulated deficit		(1,288,846)	(31,603)

Non-controlled interest		(279,552)	-

Accumulated other comprehensive income		(7,551)	-
Total stockholders’ deficit		(1,575,948)	(31,602)
Total liabilities and stockholders’ deficit		$1,974,595	$1

See notes to consolidated financial statements

Gold Billion Global Limited

Consolidated Statements of Operations and Comprehensive Loss

For the Periods Ended October 25, 2013 and June 30, 2013

	Note No.	From July 1, 2013 to October 25, 2013	From February 7, 2013 (Date of Incorporation) to June 30, 2013
Revenues		$217,367	$-
Cost of revenue	5	(524,472)	-
Gross loss		(307,105)	-

Selling, general and administrative expenses		56,579	31,603

Loss from operations		$(363,684)	$(31,603)

Other income (expenses)

Interest income		-	-
Interest expenses		(3,783)	-
Other income		41,401	-
Rounding		-	-
		37,618	-

Loss from operations before income taxes		$(326,066)	$(31,603)

Income tax provision		-	-

Net loss		$(326,066)	$(31,603)

Non-controlled interest		48,627	-

Net loss contributed to the group		$(277,439)	$(31,603)

Other comprehensive loss:
Foreign currency translation loss		(7,551)	-

Comprehensive loss		$(284,990)	$(31,603)

Per share information – basic and fully diluted:
Weighted average shares outstanding		1	1
Net loss per share, basic	11	$(277,439)	$(31,603)

See notes to consolidated financial statements

Gold Billion Global Limited

Consolidated Statements of Changes in Stockholders’ Deficit

For the Periods Ended October 25, 2013 and June 30, 2013

	Common Stock (no par value)		Additional Paid in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)		Total
	No. of Shares	Paid up Capital				Non-controlled Interest
Balance at February 7, 2013	1	$ 1	$ -	$-	$ -	$ -	$ 1

Foreign currency translation loss	-	-	-	-	-	-	-

Net loss	-	-	-	(31,603)	-	-	(31,603)
Balance at June 30, 2013	1	$1	-	$(31,603)	-	-	$(31,602)

Re-organization	-	-	-	(979,804)	-	(230,925)	(1,210,729)

Foreign currency translation loss	-	-	-	-	(7,551)	-	(7,551)
Net loss	-	-	-	(277,439)	-	(48,627)	(326,066)
Balance at October 25, 2013	1	$1	$-	$(1,288,846)	$(7,551)	$(279,552)	$(1,575,948)

See notes to consolidated financial statements

Gold Billion Global Limited

Consolidated Statements of Cash Flows

For the Periods Ended October 25, 2013 and June 30, 2013

	October 25, 2013	June 30, 2013
Cash flows from operating activities:
Net loss	$(326,066)	$(31,603)
Adjustments to reconcile loss to net cash used in operations
Depreciation	256,301	-
Reorganization	(3,387,628)	-

Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(12,412)	-
Due from shareholder	-	(1)
Deposits	(2,906)	-
Inventory	(19,363)	-

Increase (decrease) in:
Accounts payable	2,431,618	-
Accrued liabilities	290,893	31,603
Advanced from sub-contractor & related parties	457,620	-
Other payable	2,246	-
	-	-

Net cash (used in) operating activities	(309,697)	(1)

Cash flows from investing activities:
Purchases of plant and equipment	-	-
Net cash (used in) investing activities	-

Cash flows from financing activities:
Proceeds from bank loans	286,560	-
Repayments of bank loans	(30,100)	-
Proceeds from issuance of common stock	-	1
Net cash provided by financing activities	256,460	1

Net increase/(decrease) in cash and cash equivalent	(53,237)	-

Effect of exchange rate changes on cash	71,743	-

Net (decrease) in cash and cash equivalents	18,506	-
Cash and cash equivalents at beginning of year	-	-
Cash and cash equivalents at end of year	$18,506	$-

Supplementary cash flow information
Income taxes paid	$-	$-
Interest paid	$3,783	$-
Supplementary non-cash information
Reorganization	$(3,387,628)	$-

See notes to consolidated financial statements

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Years Periods October 25, 2013 and June 30, 2013

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Gold Billion Global Limited (“Gold Billion” or the “Company”) was incorporated in British Virgin Islands on February 7, 2013. The Company is setup by the Board of Director of Federal Mining Resources Limited (“FMR”). The major operation of the Company is to manage and monitor the mineral exploration and mining projects of FMR.

On July 1, 2013, FMR has assigned its rights and obligation on Champmark Sdn Bhd (“CSB”) to the Company. Four of the five members of CSB Board of Directors were appointed by FMR, with two of the FMR Board of Directors currently sitting on the CSB Board. According to ASC 810-05-08 A, CSB is a deemed subsidiary of the Company where it has controlled the CSB Board of Directors, has assigned rights to receive future benefits and residual value, and obligation to absorb loss and finance for CSB by FMR. The Company has the power to direct the activities of CSB that most significantly impact CSB’s economic performance and the obligation to absorb losses of CSB that could potentially be significant to the CSB or the right to receive benefits from CSB that could potentially be significant to CSB. The Company is the primary beneficiary of CSB because it has been assigned with all relevant rights and obligation and can direct the activities of CSB through the common directors and the 85% shareholder, FMR. Under ASC 810-23-42, 43, it is determined that CSB is de-facto agent of the Company and the Company is the de-facto principal of CSB. The Company will consolidate CSB from July 1, 2013 onwards.

NOTE 2 – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are expressed in United States dollars ($).  Financial statements prepared in accordance with GAAP contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. These audited financial statements include all adjustments that, in the opinion of management, are necessary in order to make the financial statements not misleading.

As of October 25, 2013 and June 30, 2013, the Company has an accumulate deficits of $1,288,646 and $31,603, and its current liabilities exceed its current assets by $1,575,948 and $31,602 respectively. In view of the future, recoverability of major portion of the recorded asset amounts and realization of the portion of current liabilities into revenue shown in the accompanying balance sheets are dependent upon continued operations of the Company, which in turn are dependent upon the Company's ability to raise additional financing and to succeed in its future merger or operations.  These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken continuous steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding which would enhance capital employed and strategic partners which would increase revenue bases or reduce production costs. Management believes that the above actions will allow the Company to continue its operations throughout the next fiscal year.

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

Principles of Consolidation

The consolidated financial statements include all of the assets, liabilities, revenues, expenses and cash flows of entities in which the Company has a controlling equity and variable interest (subsidiary and “deemed subsidiary”). Intercompany accounts and transactions between consolidated companies have been eliminated in consolidation. The consolidated financial statements include the accounts of Gold Billion Global Limited and the 85% of the deemed subsidiary variable interest of Champmark SDN BHD.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and footnotes thereto. Actual results could differ from those estimates. Significant estimates and judgments inherent in the preparation of these consolidated financial statements include, among other things, accounting for asset impairments, allowances for doubtful accounts, depreciation and amortization, the determination of revenues, income taxes, and contingencies.

Cash and Equivalents

Cash and cash equivalents consist of cash on hand and bank deposits with original maturities of three months or less, which are readily convertible to known amounts of cash, or are unrestricted as to withdrawal and use. The deemed subsidiary of the Company maintains bank account in Malaysia which is different from that of U.S.A. and is not covered by the FDIC federal deposit insurance.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and related party payables it will likely incur in the near future.  The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.  The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Risks and Uncertainties

The Company operates in the resource exploration industry that is subject to significant risks and uncertainties, including financial, operational, technological, and other risks associated with operating a resource exploration business, including the potential risk of business failure.

Accounts Receivable

Accounts receivable are recognized and carried at net realizable value.  An allowance for doubtful accounts will be recorded in the period when a loss is probable based on an assessment of specific evidence indicating troubled collection, historical experience, accounts aging, ongoing business relation and other factors.  Accounts are written off after exhaustive efforts at collection.  If accounts receivable are to be provided for, or written off, they would be recognized in the consolidated statement of operations within operating expenses.  At October 25, 2013 and June 30, 2013, the Company has no allowance for doubtful accounts, as per management's judgment based on their best knowledge.  As of October 25, 2013 and June 30, 2013, the longest credit term for certain customers are 60 days.

Provision for Doubtful Accounts

The Company maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables and reviews accounts receivable by amounts due by customers which are past due to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, the Company makes judgments about the creditworthiness of customers based on past collection experience and ongoing credit risk evaluations. .  At October 25, 2013 and June 30, 2013 there was no allowance for doubtful accounts.

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

Inventories

Inventories are valued at cost, not in excess of market, cost being determined on the “First-in-first-out” basis. The market value of inventory is determined as the net realizable value — i.e., estimated selling prices in the ordinary course of business less predictable costs of completion and disposal.  At October 25, 2013 and June 30, 2013 there was no allowance for obsolescence.

Prepayments

Prepayments represent cash paid in advance to vendors, service providers, office premises owner or subcontractor fee. At October 25, 2013 and June 30, 2013 there were no prepayments.

Property, plant and equipment and depreciation

Property plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method and reducing balance method.  Estimated useful lives are as follows:

Expected useful life
Land and Building	3-6 years (*)
Plant, office and project equipment, motor vehicles, and computer	5 years

*Land is not depreciable. Building is amortized based on shorter of expected useful life or leasehold terms of the premises, if any.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

Long Lived Assets

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, “Property, Plant and Equipment” ("ASC 360"), long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated Future cash flows, an impairment charge is recognized as the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined using forecasted cash flows discounted using an estimated average cost of capital.

All of the judgments and assumptions made in preparing the cash flow projections are consistent with our other financial statement calculations and disclosures. The assumptions used in the cash flow projections are consistent with other forward-looking information prepared by the company, such as those used for internal budgets, discussions with third parties, and/or reporting to management or the board of directors. However, projecting the cash flows for the impairment analysis involves significant estimates with regard to the performance of each restaurant, and it is reasonably possible that the estimates of cash flows may change in the near term.

There has been no impairment as of October 25, 2013 and June 30, 2013.

Gold Billion Gold Limited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

Fair Value

ASC Topic 820 “Fair Value Measurement and Disclosures” establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:

•Level 1—defined as observable inputs such as quoted prices in active markets;

•Level 2—defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

•Level 3—defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company’s financial instruments consist of cash and cash equivalents, trade receivables, other receivables, payables, and short term and long term debt. The carrying values of cash and cash equivalents, trade receivables, other receivables, and payables approximate their fair value due to their short maturities. The carrying value of long term debt approximates the fair value of debt of similar terms and remaining maturities available to the company.

The Company’s non-financial assets are measured on a recurring basis. These non-financial assets are measured for impairment annually on the Company’s measurement date at the reporting unit level using Level 3 inputs. For most assets, ASC 820 requires that the impact of changes resulting from its application be applied prospectively in the year in which the statement is initially applied.

The Company’s non-financial assets measured on a non-recurring basis include the Company’s property, plant and equipment and finite-use intangible assets which are measured for recoverability when indicators for impairment are present.  ASC 820 requires companies to disclose assets and liabilities measured on a non-recurring basis in the period in which the re-measurement at fair value is performed.

The Company did not have any convertible bonds as of October 25, 2013 and June 30, 2013.

Foreign Currency Translation

The Company’s reporting currency is the United States dollar (“$”) and the accompanying consolidated financial statements have been expressed in United States dollars. The Company’s functional currency is the Malaysian Ringgit ( “MYR”) which is a functional currency as being the primary currency of the economic environment in which their operations are conducted.

In accordance with ASC Topic 830 “Translation of Financial Statements”, capital accounts of the consolidated financial statements are translated into United States dollars from MYR at their historical exchange rates when the capital transactions occurred.  Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the respective year.  The resulting exchange differences are recorded in the consolidated statement of operations.

	October 25, 2013	June 30, 2013
Period-end MYR : $1 exchange rate	0.3163	N/A
Average MYR : $1 exchange rate	0.3091	N/A

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation changes.

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

Segment Reporting

The Company currently engages in one operation segment: Gold Mining: consisting principally of management services.  The Company’s major operation is located in Malaysia.

Mineral Acquisition and Exploration Costs

Mineral property acquisition and exploration costs are expensed as incurred.  When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property are capitalized.  Such costs will be amortized using the units-of-production method over the estimated life of the probable reserves.

Environmental Expenditures

The operations of the Company have been, and may in the future be, affected from time to time in varying degree by changes in environmental regulations, including those for future reclamation and site restoration costs.  Both the likelihood of new regulations and their overall effect upon the Company vary greatly and are not predictable.  The Company’s policy is to meet or, if possible, surpass standards set by relevant legislation by application of technically proven and economically feasible measures.

Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against earnings as incurred or capitalized and amortized depending on their future economic benefits.  All of these types of expenditures incurred since inception have been charged against earnings due to the uncertainty of their future recoverability.  Estimated future reclamation and site restoration costs, when the ultimate liability is reasonably determinable, are charged against earnings over the estimated remaining life of the related business operation, net of expected recoveries.

Advertising Expenses

Advertising costs are expensed as incurred under ASC Topic 720, “Advertising Costs”. Advertising expenses incurred for the periods ended October 25, 2013 and June 30, 2013 were $0.

Income Taxes

The provision for income taxes is determined in accordance with the provisions of ASC Topic 740, “Accounting for Income Taxes” (“ASC 740”).  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.  As of October 25, 2013 and June 30, 2013, the Company did not have any significant unrecognized uncertain tax positions.

Recent Pronouncements

The Company have reviewed all recently issued, but no yet effective, accounting pronouncements and do not believe the future adoptions of any such pronouncements may be expected to cause a material impact on its financial condition or the results of operations.

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Period Ended October 25, 2013 and June 30, 2013

NOTE 3 – CASH AND CASH EQUIVALENT

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.  At October 25, 2013 and June 30, 2013 cash and cash equivalents consisted of bank deposits in Malaysia bank and petty cash on hands.

NOTE 4 - INVENTORIES

Inventories, at October 25, 2013 and June 30, 2013, are summarized as follows:

	October 25, 2013	June 30, 2013
Inventories	$19,814	$0

The inventories represent the gold minerals as at October 25, 2013.

NOTE 5 – EXPLORATION COSTS

Exploration costs consists in the cost of goods sold for the period ended October 25, 2013 and June 30, 2013 are summarized as follows:

	October 25, 2013	June 30, 2013

Exploration costs	$57,989	$-

Total costs	$57,989	$-

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

NOTE 6 – ACCOUNTS PAYABLE AND ADVANCED FROM SUB-CONTRACTOR AND RELATED PARTIES

Accounts Payable

Accounts payable at October 25, 2013 and June 30, 3013 consist of the following items:

	October 25, 2013	June 30, 2013
Due to Changxin Wanlin Technology Co Ltd(*)	$2,138,108	$-
Other accounts payable	350,151	-
		-
	$2,488,259	$-

(*)Due to Changxin Wanlin Technology Co Ltd are accounts payable derived from ordinary business transactions. One of the director of Changxin Wanlin Technology Co. Ltd., Wu Ming Ding, are also the director of CSB. This accounts payable bears no interest or collateral, repayable and renewable under normal business accounts payable terms.

Advanced from subcontractor & related parties

Advanced from subcontractor & related parties at October 25, 2013 and June 30, 3013 consist of the following items:

	October 25, 2013	June 30, 2013
Advanced from sub-contractor BOG	$393,512	$-
Advanced from directors, ex-director related	74,768	-
to advancement to the Company(#)		-
	$468,280	$-

(#)Advanced from directors or ex–director of CSB are advancement to CSB related to ordinary business transactions and bear no interest or collateral, repayable and renewable under normal business advancement terms.

NOTE 7 – PROPERTY, PLANT AND EQUIPMENT

Property and equipment at October 25, 2013 and June 30, 2013 is summarized as follows:

	October 25, 2013	June 30, 2013
Land and Building	$1,243,963	$-
Plant and Machinery	453,068	-

Office equipment	24,908	-
Project equipment	1,411,973	-
Computer	13,548	-

Accumulated depreciation	(1,580,638)	-
	$1,920,600	$-

The depreciation expenses charged for the period ended October 25, 2013and June 30, 2013 was $256,301 and $0.

Gold Billion Global Limited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

NOTE 8 –LOANS FROM BANKS (HIRE PURCHASE INSTALLMENT LOANS)

The loans from banks include long term and short term portions and are summarized as follow:

	October 25, 2013	June 30, 2013
Loans from banks	$99,985	-

Loans from banks (non-current)	162,467	-
Total	$262,452	-

Loans from banks (hire purchase installment loans) with total amount $285,328 as at October 25, 2013 are $262,452 net of imprest charges equivalent to interest $22,876 are summarized as follows:

				October 25, 2013	June 30, 2013
	Interest Rate		Monthly Due
Financial institution in Malaysia	N/A	*	367	$7,328	$-
Financial institution in Malaysia	N/A	*	790	5,458	-
Financial institution in Malaysia	N/A	*	867	19,071	-
Financial institution in Malaysia	N/A	*	788	16,548	-
Financial institution in Malaysia	N/A	*	1,294	29,759	-
Financial institution in Malaysia	N/A	*	1,294	32,347	-
Financial institution in Malaysia	N/A	*	358	13,608	-
Financial institution in Malaysia	N/A	*	358	13,608	-
Financial institution in Malaysia	N/A	*	1,263	35,350	-
Financial institution in Malaysia	N/A	*	2,063	94,888	-
Financial institution in Malaysia	N/A	*	363	17,363	-
					-
Hire purchase loans payable to banks				$285,328	$-

(*) Hire purchase installment loans with Motor Vehicles as collateral. The financial institutions in Malaysia are Islamic banks and bear no interest in the installment agreement. However, there are certain imprest charges equivalent to interests which are being calculated at an average annual rate of approximate 6.34% for the entire loans life and periods.

The scheduled maturities of the Company’s hire purchase installment loans are as follows:

J
October 25,
2014	$113,620
2015	101,292
2016	44,042
2017	26,374
2018
Later years
Total minimum hire purchase installment payment	$285,328
Less: Amount representing imprest charges equivalent to interest (current portion: $13,642 and non-current portion:$9,234)	22,876
Present value of net minimum payments (#)	$262,452

(#) Minimum payment reflected in the balance sheet as current and noncurrent obligations under loans from banks (hire purchases installment loans) as of at October 25, 2013.

Gold Billion Global Limted

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

NOTE 9 – INCOME TAX

The Company and its subsidiaries are subject to income taxes on an entity basis on income arising in, or derived from, the tax jurisdiction in which they operate. The Company is a British Virgin Islands incorporated company and not required to pay income tax on corporate income. The deemed subsidiary is a Malaysia incorporated company and required to pay corporate income tax at 25% of taxable income.

A reconciliation between the income tax computed at the Japan statutory rate and the Company’s provision for income tax is as follows:

	Period ended
	October 25, 2013	June 30, 2013
British Virgin Islands Income Tax Rate.	0%	0%
Valuation allowance – BVI Rate	(0%)	(0%)
Malaysia Income Tax Rate	25%	N/A
Valuation allowance – Malaysia Rate	(25%)	N/A
Provision for income tax	-	-

Summary of the Company’s net deferred tax liabilities and assets are as follows:

	October 25, 2013	June 30, 2013
Deferred tax assets:
Tax attribute carryforwards	$80,522	-

Valuation allowances	(80,522)	-
Total	$-	-

The Company has recorded valuation allowances for certain tax attribute carryforwards and other deferred tax assets due to uncertainty that exists regarding future realizability. If in the future the Company believes that it is more likely than not that these deferred tax benefits will be realized, the majority of the valuation allowances will be recognized in the consolidated statement of operations. The Company did not have any interest and penalty provided or recognized in the income statements for period October 25, 2013 and June 30, 2013 or balance sheet as of October 25, 2013 and June 30, 2013. The Company did not have uncertainty tax positions or events leading to uncertainty tax position within the next 12 months.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

As at October 25, 2013, the Company’s office rent has expired and is currently being rent under month to month term. There are no commitments and contract on such rental expenses.

As at October 25, 2013, the Company’s hire purchase installment agreements are disclosed in Note 8. See Note 8 for the commitments for minimum installment payments under these agreements.

Gold Billion Global Limnited

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

NOTE 11 – EARNINGS/(LOSS) PER SHARE

The Company calculates earnings/(loss) per share in accordance with ASC Topic 260 “Earnings Per Share”, which requires a dual presentation of basic and diluted earnings/(loss) per share. Basic earnings per share are computed using the weighted average number of shares outstanding during the fiscal year. Diluted earnings per share represents basic earnings per share adjusted to include the potentially dilutive effect of outstanding stock options, warrants and convertible note (using the if-converted method). The dilutive earnings/(loss) per share was not calculated because the Company recorded net loss for the periods ended October 25, 2013 and June 30, 2013, and the outstanding stock options, warrants and convertible note are anti-dilutive.

The calculation of the basic and diluted earnings/(loss) per share attributable to the common stock holders is based on the following data:

	October 25, 2013	June 30, 2013
Earnings:
Profit /(Loss) for the purpose of basic earnings per share	$(277,439)	$(31,603)
Effect of dilutive potential common stock	-	-
Profit /(Loss) for the purpose of dilutive earnings per share	$(277,439)	$(31,603)

Number of shares:
Weighted average number of common stock for the purpose of basic earnings per share	1	1

Dilutive factor	-	-
Weighted average number of common stock for the purpose of dilutive earnings per share	1	1
Earnings per share:
Basic earnings per share	$(277,439)	$(31,603)
Dilutive earnings per share	$(277,439)	$(31,603)

NOTE 12 - RELATED PARTY TRANSACTIONS

For details of related party transactions, see Note 6 Accounts Payable and Advanced from Sub-contractor and related parties.

NOTE 13 – SEGMENT REPORTING

More than 90% of Company’s total revenue is derived from the gold mine management segment generated from Malaysia. Accordingly no business or geographic segment reporting is required.

Gold Billion Global Limted

Notes to Consolidated Financial Statements

For the Periods Ended October 25, 2013 and June 30, 2013

NOTE 14 – COMMON STOCK

The Company has issued 1 shares of no par value common stock.

NOTE 15 - SUBSEQUENT EVENT

On October 25, 2013, FMR, the ultimate shareholder of the Company, entered into an Assignment Agreement For the Assignment of Management Right in Merapoh Gold Mines in Malaysia with Verde Resources, Inc. (“VRDR”).  Under the terms of the Agreement and relevant subsequent Supplemental Agreement, FMR assigned its management rights to the Company with which in exchange for 80,000,000 shares of VRDR’s common stock.

The Transaction will be accounted for as a “reverse merger,” since FMR will own a majority of the outstanding shares of VRDR’s common stock immediately following the execution of the transaction.  The Company is deemed to be the accounting acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the transaction will be those of the Company and its deemed subsidiaries, and will be recorded at the historical cost basis of the Company.  After completion of the transaction, VRDR’s consolidated financial statements will include the assets and liabilities of VRDR and the Company and its subsidiaries, the historical operations of the Company and its subsidiaries, and the operations of the VRDR and its subsidiaries from the closing date of the transaction.

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were issued and determined there are no additional items to disclose.

Pro Forma Financial Information

The pro forma financial information for the period ended October 25, 2013 of the Company and its subsidiaries concerning the Acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following unaudited pro forma condensed combined statement of operations of Verde Resources Inc., (“VRDR” or the "Company") gives effect to the merger of VRDR and Gold Billion Global Limited ("GBL") as if such transaction occurred at the beginning of the periods presented. The unaudited pro forma condensed combined statement of operations for the periods ended October 25, 2013, the date of the acquisition completed, is derived from the unaudited financial statements of VRDR and GBL for the period ended October 25, 2013. The unaudited pro forma condensed combined statement of operations for the period from July 1, 2013 to October 25, 2013 is derived from the unaudited financial statements of VRDR and GBL for the period ended October 25, 2013.

The unaudited pro forma condensed combined balance sheet at October 25, 2013 gives effect to the Merger of VRDR and GBL as if such transaction occurred on July 1, 2013. The unaudited pro forma condensed combined balance sheet is derived from the historical balance sheets of VRDR and GBL as of October 25, 2013.

The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by VRDR in its operations from the historical operations and are presented for informational purposes only and should not be construed to be indicating (i) the results of operations or the financial position of VRDR that actually would have occurred had the proposed merger been consummated as of the dates indicated or (ii) the results of operation or the financial position of VRDR in the future.

The proposed Merger is expected to be accounted for as a merger and acquisition and it is the intention of the parties to continue the operations of VRDR, and GBL and subsidiary as VRDR subsidiaries.

The following pro forma condensed combined financial data and notes are qualified in their entirety by reference to, and should be read in conjunction with, "Management's Discussion and Analysis of Financial Condition and Results of Operation," the consolidated financial statements and notes thereto of VRDR and GBL and other historical information included elsewhere in this filing.

Verde Resources, Inc.

Pro forma Condensed Combined Balance Sheet

As of October 25, 2013

	VRDR		GBL	Adjustments		Pro Forma
Assets
Cash and cash equivalents	$		$18,506	$		$18,506
Restricted cash			12,701			12,701
Accounts receivable, net
Inventories			19,814			19,814
Other current assets
Property, plant and equipment			1,920,600			1,920,600
Investment		1			(1)
Intangible asset		10			(10)
Other deposit			2,974			2,974
Amount due from related company
Total assets		$11	$1,974,595		$(11)	$1,974,595

Liabilities and stockholders’ deficit
Accounts payable	$		$2,488,259			2,488,259
Advances from sub-contractor & related parties			468,280			468,280
Accrual		4,000	329,272			333,272
Other payable			264,732			264,732
Bank loan
Capital lease – current portion
Income tax payable
Due to shareholders
Other current liabilities
Capital lease – noncurrent portion
Amount due to subsidiary		1			(1)
Total liabilities		$4,001	$3,550,543		$(1)	$3,554,543
NET LIABILITIES		$(3,990)	$(1,575,948)		$(10)	$(1,579,948)

Stockholders’ equity:
Common stock		83,978	1		(1)	83,978
Paid-in capital		132,963				132,963
Accumulated deficit		(220,931)	(1,288,846)		(9)	(1,509,786)
Accumulated other comprehensive loss			(7,551)			(7,551)
Non-controlling interest			(279,552)			(279,552)
Total stockholders’ equity		$(3,990)	$(1,575,948)		$(10)	$(1,579,948)

Verde Resources, Inc.

Pro forma Condensed Combined Statement of Operations

From July 1, 2013 to October 25, 2013

	VRDR		GBL	Adjustments		Pro Forma
Net sales	$		$217,367	$		$217,367

Cost of revenue			(524,472)			(524,472)

Gross profit (loss)			(307,105)			(307,105)

Selling, general and administrative expenses		88,804	56,579			145,383

Income (loss) from operations		(88,804)	(363,684)			(452,488)

Other income (expenses)			37,618			37,618

Income (loss) from operations before income taxes		(88,804)	(326,066)			(414,870)

Income tax provision

Net income (loss)		(88,804)	(326,066)			(414,870)

Foreign currency translation gain(loss)

Income (Loss) before dividend		(88,804)	(326,066)			(414,870)

Dividend

Income(Loss) before non-controlling interest		(88,804)	(326,066)			(414,870)

Non-controlling interest			48,627			48,627
Net loss contributed to the group		(88,804)	(277,439)			(366,243)
Other comprehensive loss: Foreign currency translation loss			(7,551)			(7,551)
Comprehensive loss		$(88,804)	$(284,990)	$		$(373,794)

Per share information – basic and fully diluted:
Weighted average shares outstanding		18,881,610	1		(1)	18,881,610
Net earnings (loss) per share, basic		$(0.0047)	$(277,439)			$(0.1987)

Verde Resources, Inc

Pro forma Condensed Combined Statement of Operations

For the Three Months Ended September 30, 2013

	VRDR		GBL	Adjustments		Pro Forma

Net sales	$		$170,307	$		$170,307

Cost of sales			(413,676)			(413,676)

Gross profit (loss)			(243,369)			(243,369)

Selling, general and administrative expenses		7,981	47,315			55,296

Income (loss) from operations		(7,981)	(290,684)			(298,665)

Other income(expenses)			32,097			32,097

Income (loss) from operations before income taxes		(7,981)	(258,587)			(266,568)

Income tax provision

Net income (loss)		(7,981)	(258,587)			(266,568)

Foreign currency translation gain(loss)

Net income(loss) before dividend		(7,981)	(258,587)			(266,568)

Dividend

Net income before non-controlling interest		(7,981)	(258,587)			(266,568)
Non-controlling interest			38,993			38,993

Comprehensive loss		$(7,981)	$(219,594)	$		$(227,575)

Per share information – basic and fully diluted:
Weighted average shares outstanding		3,977,500	1		(1)	3,977,500
Net earnings (loss) per share, basic		$(0.0020)	$(219,594)			$(0.0572)

Verde Resources, Inc

Notes to Condensed Combined Pro forma Financial Statements

Note 1. Description of the Transaction

On October 25, 2013, Verde Resources, Inc.,  a Nevada corporation (“VRDR”) entered into an Assignment Agreement For the Assignment of Management Right (“AAMA”) in Merapoh Gold Mines in Malaysia with Federal Mining Resources Limited (“FMR”).  Under the terms of the Agreement and relevant subsequent Supplemental Agreement, FMR assigned its management rights to the Company Board of Directors of FMR agreed to transfer 1 share common stock of Gold Billion Global Limited (“GBL”) which represented all shares of common stock of GBL owned by the Investor, and VRDR Board of Directors agreed to issue 80,000,000 million shares of common stock in full value as consideration. At the time of closing under the AAMA, the Investor will transfer 100% ownership of GBL shares to VRDR, and VRDR will issue 80,000,000 million shares of common stock to the shareholders of FMR in exchange for the GBL Shares. The effect of the transaction will be to make GBL and its deemed subsidiaries become wholly-owned and 85.00% owned subsidiaries of VRDR, and to cause a change of control of GBL. Following the closing, there will be a change of control in VRDR.

The Transaction will be accounted for as a “reverse merger,” since FMR will own a majority of the outstanding shares of VRDR’s common stock immediately following the execution of the transaction.  The Company is deemed to be the accounting acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the transaction will be those of the Company and its deemed subsidiaries, and will be recorded at the historical cost basis of the Company.  After completion of the transaction, VRDR’s consolidated financial statements will include the assets and liabilities of VRDR and the Company and its subsidiaries, the historical operations of the Company and its subsidiaries, and the operations of the VRDR and its subsidiaries from the closing date of the transaction.

Note 2. Presentation

The Pro forma condensed consolidated financial statements gives effect to the transaction as if occurred at the beginning of the periods presented.